Insurance service expense (Tables)	12 Months Ended
Dec. 31, 2023
Insurance service result [abstract]
Schedule of Insurance Service Expense

	2023			2022
	Life £m	Non-life £m	Total £m	Life £m	Non-life £m	Total £m
Incurred claims and other directly attributable expenses[1]	1,897	448	2,345	1,751	475	2,226
Changes that relate to past service: adjustment to liabilities for incurred claims	–	3	3	–	57	57
Changes that relate to future service: losses and reversal of losses on onerous contracts[2]	(58)	(1)	(59)	1,486	2	1,488
Amortisation of insurance acquisition cash flows[3]	88	30	118	85	(7)	78
Net impairment loss on insurance acquisition assets	7	–	7	14	–	14
Total insurance service expense	1,934	480	2,414	3,336	527	3,863
1    Included weather-related claims of £57 million (2022: £116 million), of which £51 million (2022: £108 million) was related to severe weather events.
2    During 2022, the Group enhanced its existing longstanding and workplace pension business through the addition of a drawdown feature. The Group applied judgement to determine that if the drawdown feature had been included in the contract terms at inception, the modified contracts would have had a substantially different contract boundary. As a result, the existing contracts were derecognised and the modified contracts recognised as new contracts. Judgement was also applied in determining the premium that would have been charged had the Group entered into a contract with the new contracts’ terms at the date of modification. The contracts were modified throughout 2022, in line with the dates of policyholder communication of enhanced benefits. The Group recognised a charge to its 2022 income statement of £1,242 million comprising:
–The Group derecognised existing CSM relating to contracts modified of £399 million and recognised CSM of £1,730 million relating to the new contracts recognised. During 2022, the CSM increased by £1,331 million and will be released to the income statement, in line with service provided. The new CSM is larger than the previously existing CSM as (i) there were no acquisition costs incurred following modification, and (ii) the CSM for those contracts that were originally recognised prior to 1 January 2016 was previously calculated using the fair value approach on transition
–The new CSM also included additional future profit of £89 million expected to emerge from the addition of a drawdown feature, as a result of the increase in the expected length of the contract services period for this business. There has been an equivalent change in the fulfilment cash flows arising upon contract modification
3    During 2022, acquisition costs of £383 million related to contracts modified and derecognised in the year were excluded from both the amortisation of insurance acquisition cash flows and the recovery of insurance acquisition cash flows as there were no insurance contract services arising from the derecognition upon contract modification.